UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2015
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 22, 2015, the Board of Directors of SUPERVALU INC. (“SUPERVALU” or the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) effective on July 22, 2015 that added a new Article X providing that, unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provisions of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or the Bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine.
SUPERVALU’s Bylaws, as amended and restated, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended.
Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 22, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals set forth in the 2015 Proxy Statement. On the record date for the Annual Meeting, there were 264,781,840 shares of the Company’s common stock outstanding and entitled to vote.

(1)A proposal to elect eleven directors to the Company’s Board of Directors to each serve a one year term. Each director was elected and received the following votes:

Director	For	Against	Abstain	Broker Non-Votes
Donald R. Chappel	190,558,302	1,414,108	88,818	32,011,082
Irwin S. Cohen	190,157,182	1,820,600	83,446	32,011,082
Sam Duncan	190,635,611	1,348,640	76,977	32,011,082
Philip L. Francis	189,269,462	2,707,813	83,953	32,011,082
Eric G. Johnson	189,447,909	2,530,125	83,194	32,011,082
Mathew M. Pendo	190,482,465	1,492,798	85,965	32,011,082
Matthew E. Rubel	190,521,666	1,458,744	80,818	32,011,082
Francesca Ruiz de Luzuriaga	190,477,343	1,499,459	84,426	32,011,082
Wayne C. Sales	189,990,291	1,973,049	87,888	32,011,082
Frank A. Savage	189,770,376	2,207,372	83,480	32,011,082
Gerald L. Storch	190,126,059	1,853,215	81,954	32,011,082

(2)A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 27, 2016. The proposal was approved and received the following votes:

For	Against	Abstain
221,832,897	2,028,690	210,723

(3)A proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2015 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
135,646,848	56,081,940	332,440	32,011,082

Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number     Description
3.1    Amended and Restated Bylaws of SUPERVALU INC., as amended July 22, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 23, 2015

SUPERVALU INC.

By: /s/ Karla C. Robertson

Karla C. Robertson
Executive Vice President, General Counsel and
Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit
Number     Description
3.1    Amended and Restated Bylaws of SUPERVALU INC., as amended July 22, 2015